INTANGIBLE ASSETS, NET (Future Estimated Amortization Expenses) (Details) $ in Thousands	Dec. 31, 2016 USD ($)
Intangible Assets, Net
2017	$ 1,006
2018	687
2019	674
2020	32
Total	$ 2,399